                                    EXHIBIT 99.2
LendingClub Announces $100 Million Common Stock Repurchase and Acquisition Program

SAN FRANCISCO, CA – November 5, 2025 – LendingClub Corporation (NYSE: LC) today announced ahead of its Investor Day in New York, NY, that the company’s Board of Directors approved a program to repurchase and acquire up to $100 million of the company’s common stock through December 31, 2026.1

“LendingClub has transformed its business and financial profile since becoming a bank holding company in 2021 and delivered record pre-tax net income in the third quarter of 2025,” said Scott Sanborn, Chief Executive Officer of LendingClub. “This stock repurchase and acquisition program reflects the strength of our balance sheet, confidence in our long-term earnings power, and a disciplined approach to capital allocation. Given our outlook and multiple growth opportunities ahead, we view this program as another prudent and value-enhancing measure for our shareholders.”

The timing and volume of shares acquired through the stock repurchase and acquisition program (whether through open market purchases of LendingClub common stock or the hold back of vesting restricted stock units) are discretionary and will depend on LendingClub’s stock price, business and market conditions, and other factors.

About LendingClub
LendingClub is reimagining what a bank can be by building our business around a simple belief: when our members win, we win. Leveraging innovative technology and engaging mobile-first experiences, our integrated suite of financial products helps people keep more of what they earn and earn more on what they save. Our 5+ million members love us for providing quick and easy access to affordable credit and rewarding their smart financial choices, like making on-time payments, saving regularly, and taking control of debt.

Getting credit right is a key driver of our success. Our advanced underwriting models are informed by over 150 billion cells of proprietary data, derived from tens of millions of repayment events across economic cycles. Our leading credit expertise combined with our resilient bank foundation, capital-light loan marketplace, decades of lending experience, and talented team have enabled us to deliver lasting value to members, loan investors, and shareholders alike. And we’re just getting started.

LendingClub Corporation (NYSE: LC) is the parent company and operator of LendingClub Bank, National Association, Member FDIC. For more information about LendingClub, visit https://www.lendingclub.com.

Safe Harbor Statement
Some of the statements in this press release, including statements regarding our financial profile and growth opportunities, and the timing, volume and methodology of shares acquired through the stock repurchase and acquisition program, are “forward-looking statements.” The words “will”, “expect”, “anticipate”, and similar expressions may identify forward-looking statements, although not all forward-looking statements may contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our stock price performance (including as of the date of future restricted stock unit vesting events), our capital position, macroeconomic conditions, opportunities or reasons to utilize and/or preserve our capital, and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

LendingClub Contacts
For Investors: IR@lendingclub.com
Media Contact: Press@lendingclub.com

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1 The stock repurchase and acquisition program is inclusive of the anticipated fair market value of shares of LendingClub common stock acquired by holding back a portion of vesting restricted stock units held by employees to satisfy applicable tax withholding obligations.
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